SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

VECTOR ACQUISITION CORPORATION II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39560	98-1575612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Market Street Steuart Tower, 23rd Floor San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 293-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	VAQC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2022, the Board of Directors (the “Board”) of Vector Acquisition Corporation II (the “Company”) appointed Patrick Nichols to serve as a Class III director. The Board also appointed Mr. Nichols to replace Mr. Alex Slusky as a member of the Board’s Audit Committee. The Board has determined that Mr. Nichols is an independent director under applicable Securities and Exchange Commission and Nasdaq Capital Market rules.

On March 1, 2022, Mr. Nichols executed a joinder agreement pursuant to which he became party to the Letter Agreement, dated March 9, 2021 (the “Insider Letter”), among the Company, the Sponsor and each of the officers and directors of the Company. A copy of the Insider Letter was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on March 12, 2021, and is incorporated herein by reference.

Mr. Nichols also entered into an indemnification agreement (the “Indemnification Agreement”), pursuant to which the Company has agreed to indemnify him against certain claims that may arise in connection with his service as a director of the Company. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1, initially filed with the SEC on March 1, 2021, as amended, which is incorporated herein by reference.

The Company will reimburse Mr. Nichols for reasonable out-of-pocket expenses related to identifying, investigating and completing an initial business combination.

Other than the foregoing, Mr. Nichols is not party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2022	VECTOR ACQUISITION CORPORATION II

	By:	/s/ David Baylor
	Name:	David Baylor
	Title:	Chief Financial Officer

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